UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2012

UNITED FINANCIAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52947	74-3242562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

95 Elm Street, West Springfield, Massachusetts		01089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (413) 787-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 30, 2012 United Financial Bancorp, Inc. (the “Company”), the holding company for United Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with New England Bancshares, Inc. (“NEBS”), the holding company for New England Bank. On November 16, 2012, the Company completed its acquisition of NEBS. As of the effective time of the merger, NEBS merged with and into the Company, with the Company as the surviving entity, and New England Bank merged with and into United Bank, with United Bank as the surviving entity. Pursuant to the terms of the Merger Agreement, at the effective time of the merger, each share of NEBS common stock was converted into the right to receive 0.9575 of a share of Company common stock.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

On November 16, 2012, the Company issued a press release announcing the completion of its acquisition of NEBS. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, effective as of the completion of the Company’s acquisition of NEBS, former NEBS directors David J. O’Connor and Thomas P. O’Brien were appointed to the Board of Directors of the Company and United Bank for terms that will expire at the 2015 annual meetings of stockholders of the Company and United Bank. Mr. O’Connor is the former President and Chief Executive Officer of NEBS and New England Bank and Mr. O’Brien is the Manager of O’Brien Funeral Home, located in Forestville, Connecticut. There are no arrangements between either Mr. O’Connor or Mr. O’Brien and any other persons pursuant to which either Mr. O’Connor or Mr. O’Brien was selected as a director. There are no transactions, or proposed transactions, to which the Company is or was to be party and in which either Mr. O’Connor or Mr. O’Brien has a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(c)	Not Applicable

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 30, 2012, by and between United Financial Bancorp, Inc. and New England Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to United Financial Bancorp, Inc.’s Current Report on Form 8-K filed on May 31, 2012).

99.1	Press Release Dated November 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED FINANCIAL BANCORP, INC.

Date: November 19, 2012	By:	/s/ Mark A. Roberts
Mark A. Roberts Executive Vice President and Chief Financial Officer